UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 19, 2005

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50405	04-3208947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street, Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

                Registrant’s telephone number, including area code  (617) 648-8800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b 2 of the Exchange Act).      ☐ Yes ☒ No

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

                On October 19, 2005, Acusphere, Inc. (the “Company”) executed an amendment to its Collaboration, License and Supply Agreement dated July 6, 2004 with Nycomed Danmark APS (“Nycomed”) for the European development and marketing rights to Acusphere’s product candidate AI-700.  The amendment accelerates $150,000 in licensing fees payable under the agreement for purposes of accelerating product trademark activities.  A copy of the Amendment is furnished as Exhibit 10.1 to this report, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 24, 2005, Acusphere issued a press release announcing the amendment to the Nycomed Agreement.  A copy of this press release is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

           The following exhibit is furnished as part of this report, where indicated:

           (c)  Exhibits.

Exhibit No.	Description

10.1	First Amendment to Collaboration, License and Supply Agreement
99.1	Press Release dated October 24, 2005, furnished herewith

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: October 24, 2005	By:	/s/	John F. Thero
		Name:	John F. Thero
		Title:	Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Collaboration, License and Supply Agreement

99.1	Press Release dated October 24, 2005, furnished herewith